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                                                                    EXHIBIT 25.2

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

/X/ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
    SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                    57104
(Address of principal executive offices)                     (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                         THE JEAN COUTU GROUP (PJC) INC.
               (Exact name of obligor as specified in its charter)

QUEBEC, CANADA                                               N/A
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

A L'ATTENTION DU SECRETAIRE CORPORATIF
530 RUE BERIAULT
LONGUEUIL, QUEBEC                                            J4G 1S8
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                          SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)

================================================================================
(1)  See Table 1 - List of additional obligors


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                                     Table 1


       The Jean Coutu Group (PJC) Inc., Quebec, N/A, 530 Beriault Street, Longueuil, Quebec, Canada J4G 1S8, (450) 646-9760


                         TABLE OF ADDITIONAL REGISTRANTS

---------------------------------------- -------------------------- ---------------------- -------------------------------------
                                               STATE OR OTHER
                                              INCORPORATION OR           IRS EMPLOYER
       EXACT NAME OF REGISTRANT               JURISDICTION OF           IDENTIFICATION       REGISTRANT'S PRINCIPAL
      AS SPECIFIED IN ITS CHARTER               ORGANIZATION                NUMBER              EXECUTIVE OFFICES
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        3090671 Nova Scotia Company              Nova Scotia                 N/A             530 Beriault Street
                                                                                             Longueuil, Quebec, Canada J4G 1S8
                                                                                             (450) 646-9760
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        3090672 Nova Scotia Company              Nova Scotia                 N/A             530 Beriault Street
                                                                                             Longueuil, Quebec, Canada J4G 1S8
                                                                                             (450) 646-9760
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Brooks Pharmacy, Inc.                    Delaware                 05-0520980         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Eckerd Corporation                       Delaware                 51-0378122         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Eckerd Fleet, Inc                        Florida                  59-1935574         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        EDC Drug Stores, Inc.                    North Carolina           56-0596933         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        EDC Licensing, Inc.                      Delaware                 75-2833647         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Genovese Drug Stores, Inc.               Delaware                 11-1556812         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        JCG Holdings (USA), Inc.                 Delaware                 20-1147565         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Jean Coutu Group Holdings                Delaware                 20-1147689         50 Service Road
        (USA), LLC                                                                           Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Maxi Drug North, Inc.                    Delaware                 05-0520884         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Maxi Drug South, L.P.                    Delaware                 05-0520885         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Maxi Drug, Inc.                          Delaware                 04-2960944         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Maxi Green Inc.                          Vermont                  45-0515111         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        MC Woonsocket, Inc.                      Rhode Island             05-0490941         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        P.J.C. Distribution, Inc.                Delaware                 22-3252604         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        P.J.C. Realty Co., Inc.                  Delaware                 04-2967938         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Paterson's Pharmacies Ltd.               Ontario                     N/A             530 Beriault Street
                                                                                             Longueuil, Quebec, Canada J4G 1S8
                                                                                             (450) 646-9760
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Arlington Realty LLC                 Delaware                 01-0573827         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Dorchester Realty LLC                Delaware                 01-0573791         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Essex Realty LLC                     Delaware                 20-1151746         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Haverhill Realty LLC                 Delaware                 01-0573831         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Hyde Park Realty LLC                 Delaware                 01-0573796         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------


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---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Lease Holdings, Inc.                 Delaware                 01-0573780         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Manchester Realty LLC                Delaware                 01-0573821         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Mansfield Realty LLC                 Delaware                 01-0573814         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC New London Realty LLC                Delaware                 20-1151630         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Norwich Realty LLC                   Delaware                 20-1151724         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of Cranston, Inc.                    Rhode Island             05-0481150         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of East Providence, Inc.             Rhode Island             05-0481152         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of Massachusetts, Inc.               Massachusetts            05-0481151         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of Rhode Island, Inc.                Rhode Island             23-1979613         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of Vermont Inc.                      Vermont                  05-0498065         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC of West Warwick, Inc.                Rhode Island             01-0573850         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Peterborough Realty LLC              Delaware                 20-1151661         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Providence Realty LLC                Delaware                 01-0573850         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Realty MA, Inc.                      Massachusetts            20-0692817         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Realty N.E. LLC                      Delaware                 01-0573835         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Revere Realty LLC                    Delaware                 01-0573818         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        PJC Special Realty Holdings,             Delaware                 01-0573843         50 Service Road
        Inc.                                                                                 Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        RX Information Centre Ltd.               Quebec                      N/A             530 Beriault Street
                                                                                             Longueuil, Quebec, Canada J4G 1S8
                                                                                             (450) 646-9760
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Services Securivol Inc.                  Quebec                      N/A             530 Beriault Street
                                                                                             Longueuil, Quebec, Canada J4G 1S8
                                                                                             (450) 646-9760
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        The Jean Coutu Group (PJC)               Delaware                 04-2925810         50 Service Road
        USA, Inc.                                                                            Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Thrift Drug Inc.                         Delaware                 22-2098063         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------
        Thrift Drug Services, Inc.               Delaware                 74-2605432         50 Service Road
                                                                                             Warwick, Rhode Island 02886
                                                                                             (401) 825-3900
---------------------------------------- -------------------------- ---------------------- -------------------------------------


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Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

                     Comptroller of the Currency
                     Treasury Department
                     Washington, D.C.

                     Federal Deposit Insurance Corporation
                     Washington, D.C.

                     Federal Reserve Bank of San Francisco
                     San Francisco, California 94120

              (b) Whether it is authorized to exercise corporate trust powers.

                     The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. FOREIGN TRUSTEE. Not applicable.

Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this Statement of Eligibility.

       Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

       Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

       Exhibit 3.    See Exhibit 2

       Exhibit 4.    Copy of By-laws of the trustee as now in effect.***

       Exhibit 5.    Not applicable.

       Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

       Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

       Exhibit 8.    Not applicable.

       Exhibit 9.    Not applicable.


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--------------------
     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     **** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of November 2004.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          /s/ Timothy P. Mowdy
                                          ----------------------------------
                                          Timothy P. Mowdy
                                          Assistant Vice President


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                                    EXHIBIT 6


November 4, 2004


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          /s/ Timothy P. Mowdy
                                          --------------------------------
                                          Timothy P. Mowdy
                                          Assistant Vice President